UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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First Capital, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[FIRST CAPITAL, INC. LOGO APPEARS HERE]

March 19, 2004

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Capital, Inc. We will hold the meeting at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, April 21, 2004 at 1:00 p.m., local time.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we also will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Monroe Shine & Co., Inc., the Company’s independent auditors, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ J. Gordon Pendleton	/s/ William W. Harrod

J. Gordon Pendleton	William W. Harrod
Chairman of the Board	President and Chief Executive Officer

FIRST CAPITAL, INC.

220 Federal Drive, N.W.

Corydon, Indiana 47112

(812) 738-2198

Notice of Annual Meeting of Shareholders

On April 21, 2004, First Capital, Inc. (the “Company”) will hold its annual meeting of shareholders at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana. The meeting will begin at 1:00 p.m., local time. At the meeting, shareholders will consider and act on the following:

1.	The election of five directors of the Company, each for a three-year term;

2.	The ratification of the appointment of Monroe Shine & Co., Inc. as independent auditors for the Company for the fiscal year ending December 31, 2004; and

3.	Such other business that may properly come before the meeting.

NOTE: The Board of Directors is not aware of any other business to come before the meeting.

The Board of Directors has set March 3, 2004 as the record date for the meeting. This means that owners of First Capital common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

Please complete, sign and date the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Joel E. Voyles

Joel E. Voyles
Corporate Secretary

Corydon, Indiana

March 19, 2004

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

FIRST CAPITAL, INC.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Capital, Inc. (“First Capital” or the “Company”) to be used at the annual meeting of shareholders of the Company. The Company is the holding company for First Harrison Bank (“First Harrison” or the “Bank”). The annual meeting will be held at the main office of First Harrison, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, April 21, 2004, at 1:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about March 19, 2004 to shareholders of record.

General Information about Voting

Who Can Vote at the Meeting

You are entitled to vote your shares of First Capital common stock if the records of the Company show that you held your shares as of the close of business on March 3, 2004. As of the close of business on March 3, 2004, a total of 2,843,763 shares of First Capital common stock were outstanding. Each share of common stock has one vote. The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Attending the Meeting

If you are a beneficial owner of First Capital common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Capital common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

The annual meeting will be held only if there is a quorum, which is necessary in order to transact business at the annual meeting. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting on the approval of the appointment of Monroe Shine & Co., Inc. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of First Capital for the purpose of requesting that you allow your shares of First Capital common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Capital common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” ratification of Monroe Shine & Co., Inc. as independent auditors.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment as to how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Capital common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Company’s Corporate Secretary in writing before your shares have been voted at the annual meeting, deliver valid proxy instructions with a later date, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your First Capital common stock is held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or Internet. Please see the instruction form provided by your bank, broker or other nominee that accompanies this proxy statement.

Participants in First Harrison’s ESOP

If you participate in First Harrison’s Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction form that reflects all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustees vote all shares held by the ESOP, but each participant in the ESOP may direct the trustees how to vote the shares of Company common stock allocated to his or her account. The ESOP Trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustees have received valid voting instructions. The deadline for returning your voting instructions to the ESOP Trustees is April 13, 2004.

Additional Matters Relating

to the Annual Meeting

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct (the “Code”) that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code, the Company is in the process of establishing procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Meetings of the Board of Directors

The business of First Capital and First Harrison is conducted through meetings and activities of their respective Boards of Directors and committees. During the fiscal year ended December 31, 2003, the Board of Directors of First Capital held 13 meetings and the Board of Directors of First Harrison held 13 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which that director served.

Committees of the Board of Directors

The following table shows the current membership of the Board’s committees.

Name	Executive Committee	Audit Committee	Compensation Committee	Asset Review Committee	Asset/ Liability Committee	Nominating Committee
James S. Burden				*
John W. Buschemeyer			*			*
William W. Harrod	*			*	*
Dennis L. Huber			*			*
James E. Nett		*	*
J. Gordon Pendleton	*	*	*			*
Kenneth R. Saulman				*		*
Mark D. Shireman
Michael L. Shireman	*
Samuel E. Uhl	*			*	*
Gerald L. Uhl	*			*
Kathryn W. Ernstberger		*		*		*

Executive Committee. The Executive Committee evaluates issues of major importance to the Company between regularly scheduled Board meetings. The Executive Committee acts on issues delegated to the Committee by the Board of Directors. The Executive Committee met twice during the fiscal year ended December 31, 2003.

Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. This committee met nine times during the year ended December 31, 2003. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that James E. Nett and J. Gordon Pendleton are audit committee financial experts under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Proposal 2–Ratification of Independent Auditors–Report of the Audit Committee.”

Compensation Committee. The Compensation Committee is responsible for establishing and recommending employee and executive compensation policies to the full Board of Directors. This committee met twice during the year ended December 31, 2003. Each member of the Compensation Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The report of the compensation committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Compensation Committee.”

Asset Review Committee. The Asset Review Committee generally meets quarterly to assess the risk of First Harrison’s loan portfolio. The committee monitors residential loans, all commercial loans and all loans on the Asset Review List. The committee also reviews First Harrison’s loan loss reserves. The Asset Review Committee met four times in the fiscal year ended December 31, 2003.

Asset/Liability Committee. The Asset/Liability Committee is responsible for establishing First Capital’s investment policy and for overseeing interest rate risk management, funds management, liquidity management and capital management. The Asset/Liability Committee, which also includes the Bank’s Senior Officers, meets weekly to evaluate loan and deposit pricing, cash flow, investments and borrowings. The Asset/Liability Committee met weekly during the fiscal year ended December 31, 2003.

Nominating Committee. The Nominating Committee selects annually the Board’s nominees for election as directors. This committee met once in the fiscal year ended December 31, 2003 to select management’s nominees for election at this annual meeting. Each member of the Nominating Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Nominating Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix B to this proxy statement. For the procedures of the Nominating Committee, see “Nominating Committee Procedures.”

Directors’ Compensation

Directors’ Fees. Members of First Harrison’s Board of Directors received $830 per meeting during 2003. No separate fees are paid for service on First Capital’s Board of Directors. In 2003, the directors, as a group, received cash bonuses totaling approximately $9,500. Total fees and bonuses paid to directors of the Company and Bank, as a group, during the fiscal year ended December 31, 2003 totaled approximately $109,100.

Directors’ Deferred Compensation Plan. Certain directors have elected to defer their monthly directors’ fees until retirement with no income tax payable by the director until retirement benefits are received. Upon termination of service on or after attaining age 70, the retired director receives between $217 and $676 per month for 180 months. Benefits are also payable upon disability, early retirement, other termination of service or death. Directors John W. Buschemeyer, J. Gordon Pendleton, Mark D. Shireman and Gerald L. Uhl participate in the plan. For directors who did not elect to participate in the plan prior to 1993, this plan is no longer available.

Stock Ownership

The following table provides information as of March 3, 2004 about the persons known to First Capital to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
Douglas T. Breeden Smith Breeden Associates, Inc. 100 Europa Drive Suite 200 Chapel Hill, North Carolina 27514	168,190	(1)	5.91%

(1)	This information is derived from an amended Schedule 13G filed with the Securities and Exchange Commission on February 13, 2001. Mr. Breeden individually owns 25,000 shares of First Capital stock and 143,190 shares of First Capital stock are owned by Smith Breeden Associates, Inc., of which Mr. Breeden is the controlling shareholder.

The following table provides information as of March 3, 2004 about the shares of First Capital common stock that may be considered to be beneficially owned by each director, each nominee for director and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Owned (excluding options)		Number of Shares That May Be Acquired Within 60 Days By Exercising Options		Percent of Common Stock Outstanding(1)
James S. Burden	11,935	(2)	1,120		*
John W. Buschemeyer	18,829	(3)	1,120		*
Kathryn W. Ernstberger	200		0		*
William W. Harrod	5,251	(4)	8,325		*
Dennis L. Huber	7,792	(5)	1,120		*
James E. Nett	3,100		1,120		*
J. Gordon Pendleton	23,925	(6)	2,800		*
Kenneth R. Saulman	11,555	(7)	280		*
Mark D. Shireman	32,760	(8)	1,120		1.19%
Michael L. Shireman	9,579	(9)	280		*
Gerald L. Uhl	32,077	(10)	481	(11)	1.14%
Samuel E. Uhl	33,890	(12)	6,000		1.40%
All directors and executive officers as a group (15 persons)	205,266		33,590		8.30%

*	Less than 1.0% of the Company’s outstanding common stock.

(1)	Based on 2,843,763 shares of Company common stock outstanding and entitled to vote as of March 3, 2004 plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.

(2)	Includes 8,835 shares owned by Mr. Burden’s spouse.

(3)	Includes 5,560 shares owned by Mr. Buschemeyer’s spouse and 307 shares of unvested restricted stock as to which Mr. Buschemeyer has voting but not investment power.

(4)	Includes 615 shares of unvested restricted stock as to which Mr. Harrod exercises voting but not investment power, and 626 shares allocated under the ESOP as to which Mr. Harrod exercises voting but not investment power.

(5)	Includes 308 shares of unvested restricted stock as to which Mr. Huber exercises voting but not investment power.

(6)	Includes 1,230 shares of unvested restricted stock as to which Mr. Pendleton exercises voting but not investment power.

(7)	Includes 1,795 shares owned by a corporation controlled by Mr. Saulman, 308 shares of unvested restricted stock as to which Mr. Saulman exercises voting but not investment power and 25 shares owned by Mr. Saulman’s spouse.

(8)	Includes 6,000 shares owned by Mr. Mark Shireman’s spouse, 500 shares owned by Mr. Mark Shireman’s children and 307 shares of unvested restricted stock as to which Mr. Mark Shireman exercises voting but not investment power.

(9)	Includes 5,639 shares owned by Mr. Michael Shireman’s spouse.

(10)	Includes 12,848 shares owned by Mr. Gerald Uhl’s spouse, 307 shares of unvested restricted stock as to which Mr. Gerald Uhl exercises voting but not investment power, 319 shares allocated under the ESOP as to which the holder (Mr. Gerald Uhl’s spouse, who is an employee of the Bank) exercises voting but not investment power, and 184 shares of unvested restricted stock as to which Mr. Gerald Uhl’s spouse exercises voting but not investment power.

(11)	Includes options for 201 shares held by his spouse who is an employee of the Bank.

(12)	Includes 200 shares owned by Mr. Samuel Uhl’s spouse, 922 shares of unvested restricted stock as to which Mr. Samuel Uhl exercises voting but not investment power and 1,290 shares allocated under the ESOP as to which Mr. Samuel Uhl exercises voting but not investment power.

Proposal 1 — Election of Directors

The Company’s Board of Directors currently consists of twelve members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Five directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are Samuel E. Uhl, Mark D. Shireman, James S. Burden, Michael L. Shireman and James E. Nett, all of whom are currently directors of the Company and First Harrison.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Samuel E. Uhl, Mark D. Shireman, James S. Burden, Michael L. Shireman and James E. Nett.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual’s biography is as of December 31, 2003. The indicated period for service as a director includes service as a director of First Harrison before the formation of the Company.

Board Nominees for Election as Directors

The directors standing for election are:

Samuel E. Uhl is the President and Chief Executive Officer of First Harrison and Chief Operating Officer of First Capital. Mr. Uhl has served as President of First Harrison since 1996. Upon completion of the merger of First Federal and Harrison County Bank, Mr. Uhl added the title of Chief Executive Officer of First Harrison. Age 58. Director since 1995.

Mark D. Shireman is the President of James L. Shireman Construction Co., Inc. in Corydon, Indiana. Age 52. Director since 1989.

James S. Burden is the owner and operator of Tracy’s Mobile Home Park in Georgetown, Indiana, and a bus driver for Floyd County Schools in New Albany, Indiana. Mr. Burden is a former director of HCB Bancorp, Inc. Age 58. Director since 2000.

Michael L. Shireman is the President of Uhl Truck Sales, a medium and heavy truck dealer in Louisville, Kentucky, and Palmyra, Indiana. Mr. Shireman is a former director of HCB Bancorp, Inc. Age 55. Director since 2000.

James E. Nett is the controller for Koetter Woodworking, Inc. in Borden, Indiana. Mr. Nett is a former director of HCB Bancorp, Inc. Age 60. Director since 2000.

Directors Continuing in Office

The following directors have terms ending in 2005:

J. Gordon Pendleton is the Chairman of the Board of First Capital. Mr. Pendleton was President and Chief Executive Officer of First Harrison from 1961 to 1996. From 1996 until First Capital’s merger with HCB Bancorp, Inc. in 2000, he served as Chief Executive Officer. Age 70. Director since 1963.

Gerald L. Uhl is the Business Manager for Jacobi Sales, Inc., a farm implement dealership in Palmyra, Indiana. Age 63. Director since 1973.

Dennis L. Huber is the President and Publisher of O’Bannon Publishing Co., Inc. in Corydon, Indiana. Age 64. Director since 1997.

William W. Harrod became the President and Chief Executive Officer of First Capital and Chief Operating Officer of First Harrison in January 2000. Mr. Harrod previously served as President and Chief Executive Officer of HCB Bancorp, Inc. and Harrison County Bank. Mr. Harrod is a former director of HCB Bancorp, Inc. Age 47. Director since 2000.

The following directors have terms ending in 2006:

John W. Buschemeyer was the President and majority owner of Hurst Lumber Co. in Corydon, Indiana, until his retirement in 2003. Age 65. Director since 1973.

Kenneth R. Saulman is employed as a right-of-way supervisor for Clark County REMC, an electrical service company in Sellersburg, Indiana. Age 61. Director since 1997.

Kathryn W. Ernstberger is an associate professor of business administration at Indiana University Southeast in New Albany, Indiana. Age 40. Director since 2003.

The following family relationships exist between the directors and officers of First Capital: Samuel E. Uhl and Gerald L. Uhl are brothers and Michael L. Shireman and Mark D. Shireman are brothers.

Proposal 2 — Ratification of Independent Auditors

The Audit Committee of the Board of Directors has appointed Monroe Shine & Co., Inc. to be the Company’s independent auditors for the 2004 fiscal year, subject to ratification by shareholders. A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent auditors.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of independent auditors.

Audit Fees

The following table sets forth the fees billed by Monroe Shine & Co., Inc. to the Company for the fiscal years ended December 31, 2003 and December 31, 2002.

	2003	2002
Audit Fees	$69,025	$64,465
Audit-Related Fees(1)	24,633	47,992
Tax Fees(2)	15,922	11,758
All other fees	—	—

(1)	Includes assurance and related services, including work performed in connection with registration statement and regulatory filings, due diligence services performed in connection with merger and acquisition procedures, accounting consultations in connection with acquisitions, attest services required by the Federal Home Loan Bank, and consultation concerning financial accounting, reporting and regulatory standards.

(2)	Includes income tax return preparation, preparation of fiduciary and property tax returns, tax advice and planning services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing and overseeing the work of the independent auditors and setting the independent auditors’ compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditors. This approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

Report of the Audit Committee

The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent auditors are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, the selection of the Company’s independent auditors for the fiscal year ending December 31, 2004.

The Audit Committee of the Board of Directors

of First Capital, Inc.

James E. Nett, Chairperson

J. Gordon Pendleton

Kathryn W. Ernstberger

Executive Compensation

Summary Compensation Table

The following information is furnished for William W. Harrod and Samuel E. Uhl. No other executive officer of the Company or its subsidiaries received salary and bonus totaling $100,000 or more during the fiscal year ended December 31, 2003.

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Positions	Fiscal Year	Salary(1)	Bonus	Restricted Stock Awards	Securities Underlying Options	All Other Compensation(2)
William W. Harrod	2003	$129,460	$13,030	$—	$—	$19,520
Chief Executive Officer	2002	124,806	14,059	—	—	17,500
and President	2001	117,500	12,784	—	—	15,191
Samuel E. Uhl	2003	$129,460	$13,030	$—	$—	$21,279
Chief Operating Officer	2002	124,806	14,059	—	—	19,044
	2001	117,500	12,784	—	—	17,203

(1)	Includes directors’ fees.

(2)	Consists of $1,810 for an automobile allowance, $8,572 for health insurance, $5,378 for employer contribution to 401(k) plan and $3,762 for employer contribution to ESOP for Mr. Harrod; $2,958 for an automobile allowance, $8,572 for health insurance, $5,975 for employer contribution to 401(k) plan and $3,775 for employer contribution to ESOP for Mr. Uhl. These figures are for the year ended December 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides information regarding option exercises by Messrs. Harrod and Uhl during the fiscal year ended December 31, 2003 and unexercised stock options for each individual as of December 31, 2003. Messrs. Harrod and Uhl were not granted any stock options during the fiscal year ended December 31, 2003.

Name	Shares Acquired on Exercise	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William W. Harrod	—	$—	6,825	3,000	$66,917	$30,000
Samuel E. Uhl	—	$—	4,500	3,000	$45,000	$30,000

(1)	Value of unexercised in-the-money stock options equals the market value ($21.00) of shares covered by in-the-money options on December 31, 2003 (the last trading day in 2003) less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreements. First Harrison and First Capital maintain employment agreements with William W. Harrod and Samuel E. Uhl. The employment agreements provide for a three-year term which is renewable on an annual basis. The employment agreements provide that each executive’s base salary will be reviewed annually. The current base salary under the employment agreements for Mr. Harrod and Mr. Uhl (collectively the “executive”) is $115,206 for both men. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by First Harrison for cause, as defined in the employment agreements, at any time. If First Harrison chooses to terminate the executive’s employment for reasons other than for cause, or if either executive resigns from First Harrison after specified circumstances that would constitute constructive termination, the executive (or, if the executive dies, his beneficiary), would be entitled to receive an amount equal to the payments that executive would have received during the remaining term of his employment agreement, including base salary, bonuses and other cash or deferred compensation paid or to be paid to executive and contributions that would have been made on the executive’s behalf to any employee benefit plans of First Harrison during the remaining term of the employment agreement. First Harrison would also continue to pay for the executive’s life, medical, dental and disability coverage for the remaining term of the employment agreement. If the executive terminates his employment with First Harrison due to a “disability” (as defined in the employment agreement) during the term of his employment agreement, the Bank will pay the executive, as disability pay, a bi-weekly payment equal to three-quarters of the executive’s bi-weekly rate of salary on the date of his termination. First Harrison will also continue to provide the executive with life, medical, dental and disability coverage. Disability pay and health and welfare insurance coverage will cease upon the earlier of: the executive’s attainment of age 65, the executive’s death, expiration of the term of the employment agreement or his return to full-time employment. Upon the executive’s termination of employment for reasons other than cause or a change in control, the executive must adhere to a one-year non-competition agreement.

The maximum present value of the severance benefits under the employment agreements is 2.99 times the executive’s average annual compensation during the five-year period preceding the effective date of the change in control (the “base amount”). The employment agreements provide that the value of the maximum benefit may be distributed, at the executive’s election, in the form of a lump sum cash payment equal to 2.99 times the executive’s base amount or a combination of a cash payment and continued coverage under First Harrison’s life, medical, dental and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive’s base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the excess payments, and First Capital would not be entitled to deduct the amount of the excess payments.

First Capital guarantees the payments to the executive under the employment agreement if they are not paid by First Harrison. First Capital will pay or reimburse all reasonable costs and legal fees incurred by the executive under any dispute or question of interpretation relating to the employment agreements, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that First Harrison will indemnify the executive to the fullest extent legally allowable for all expenses and liabilities he may incur in connection with any suit or proceeding in which he may be involved by reason of his having been a director or officer of First Harrison or First Capital.

Report of the Compensation Committee

The Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The following is the report of the Compensation Committee of the Board of Directors regarding executive compensation. All compensation is paid by the Bank.

Compensation Policies

The Compensation Committee bases its executive compensation policy on the same principles that guide the Company in establishing all of its compensation programs. The Company designs programs to attract, retain and motivate highly talented individuals at all levels of the organization while balancing the interests of stockholders. The compensation program for executives consists of three key elements:

•	Annual base salary;

•	Performance based annual bonus; and

•	Long-term stock incentive compensation.

Components of Executive Compensation

Base Salary. Salary levels for all employees, including executive officers, are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for a given position. The Compensation Committee reviews America’s Community Bankers Survey, as well as other surveys prepared by trade groups and independent benefits consultants. Base salaries for all management and officer positions, including the executive officers, are reviewed annually by the Compensation Committee, which takes into account the competitive level of pay as reflected in the surveys consulted. In setting base salaries, the Compensation Committee also considers a number of factors relating to the particular executive, including individual performance, job responsibilities, level of experience, ability and knowledge of the position. These factors are considered subjectively in the aggregate and none of the factors is accorded a specific weight.

Bonus. During fiscal 2003, bonuses were awarded to all employees based on the Compensation Committee’s recognition of the contributions made by the staff that enabled the Company to perform well both financially and operationally despite the very difficult economic environment and based on competitive levels of compensation at similar companies. Cash bonuses are paid pursuant to a Profit Sharing Plan, under which all employees are eligible to receive a percentage of their base salary based on the profitability of the Bank. The maximum eligible bonus for each employee is 15% of the base salary. For 2003, the Bank paid a 10% bonus to each employee and director based on his or her base salary and, if applicable, annual directors’ fees.

Long-Term Incentive Compensation. Under the Company’s 1994 Stock Option Plan and 1999 Stock-Based Incentive Plan, the Compensation Committee is authorized, in its discretion, to grant stock options and restricted stock awards in such proportions and upon such terms and conditions as the Compensation Committee may determine, subject to regulatory limits. All stock options granted have an exercise price equal to the fair market value of the Company’s common stock at the time of grant and are exercisable within a ten-year period. In order to assure the retention of high level executives and to tie the compensation of those executives to the creation of long-term value for stockholders, the Compensation Committee requires that stock options granted under the 1994 Stock Option Plan vest proportionately over a five-year period. No stock options were granted by the Compensation Committee in 2003.

The awards of restricted stock to executive officers and other key employees represent shares of First Capital common stock that the recipient cannot sell or otherwise transfer until the applicable restriction period lapses. Restricted stock awards are also intended to increase the ownership of executives in the Company, thereby further integrating the compensation of the executive with the creation of long term value for stockholders. The Compensation Committee has provided that restricted stock awards granted under the 1999 Stock-Based Incentive Plan vest in equal portions over five years. No restricted stock awards were granted by the Compensation Committee in 2003.

Chief Executive Officer Compensation

First Capital, First Harrison and Mr. Harrod are parties to an employment agreement. The terms of Mr. Harrod’s employment agreement are set forth under “Executive Compensation” in this proxy statement. In determining Mr. Harrod’s cash compensation for fiscal 2003, the Compensation Committee focused on the Company’s financial performance during the prior year, the number of initiatives begun, expanded or completed by the Company since Mr. Harrod’s employment began, competitive levels of compensation for CEOs managing operations of similar size, complexity and performance level and the importance of retaining a President and Chief Executive Officer with the strategic, financial and leadership skills to ensure the Company’s continued growth into the foreseeable future. Under the Profit Sharing Plan adopted for the fiscal year ended December 31, 2003, Mr. Harrod was eligible for a maximum cash bonus of 15% of his base salary, but received a cash bonus of 10% of his base salary. The Compensation Committee believes that Mr. Harrod’s total compensation package for 2003 is commensurate with the total compensation for CEOs in the peer group, based on data obtained from the America’s Community Bankers Survey.

The Compensation Committee of the Board of Directors

of First Capital, Inc.

Dennis L. Huber, Chairperson

John W. Buschemeyer

James E. Nett

J. Gordon Pendleton

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of any other entity, one of whose executive officers serves on the Compensation Committee of the Company. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company.

Stock Performance Graph

The following graph compares the cumulative total shareholder return on First Capital common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Midwest Thrift Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on January 4, 1999, the initial day of trading of the Company’s stock.

	01/04/99	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
First Capital, Inc.	$100.00	$123.86	$117.96	$160.49	$233.62	$247.73
NASDAQ - Total U.S.	100.00	184.27	112.17	88.83	61.12	92.06
SNL Midwest Thrift Index	100.00	83.93	113.20	130.18	167.82	233.15

The stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in First Capital common stock during the fiscal year ended December 31, 2003.

Transactions with Management

Loans to Officers and Directors. The recently enacted Sarbanes-Oxley Act generally prohibits loans by First Capital to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by First Capital to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. First Capital is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit First Capital to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of First Capital’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

Other Transactions. Director Gerald L. Uhl is a shareholder and the Business Manager of Jacobi Sales, Inc. (“JSI”), a farm implement dealership that has contracted with First Harrison to provide sales financing to customers of JSI. First Harrison does not grant preferential credit under this arrangement. All sales contracts are presented to First Harrison on a 50% recourse basis, with JSI responsible for the sale and disposition of any repossessed equipment. During the fiscal year ended December 31, 2003, First Harrison granted approximately $1.3 million of credit to JSI customers. At December 31, 2003, nine outstanding loans totaling approximately $28,000 to JSI customers were delinquent 30 days or more.

Director Dennis L. Huber is the President and Publisher of O’Bannon Publishing Company, Inc. from which the Company obtained printing services totaling approximately $57,000 during the fiscal year ended December 31, 2003.

Director Mark D. Shireman is the President of James L. Shireman Construction Co., Inc., which built the Bank’s Jeffersonville branch office during 2003. In 2003, the Company paid approximately $843,000 to Shireman Construction.

Nominating Committee Procedures

General

It is the policy of the Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by shareholders who appear qualified to serve on the Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to J. Gordon Pendleton, the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the Nominating Committee must receive the recommendation at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications

The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the age limitation requirements set forth in the Company’s Bylaws. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of First Capital’s local communities. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating Committee has not used an independent search firm in identifying nominees.

Evaluation. In evaluating potential candidates, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Submission of Future Shareholder Proposals and Nominations

Proposals that shareholders seek to have included in the proxy statement for the Company’s next annual meeting must be received by the Company no later than November 20, 2004. If next year’s annual meeting is held on a date more than 30 days from April 21, 2005, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 nor more than 120 days before the date of the annual meeting; provided that if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders. A copy of the Bylaws may be obtained from the Company.

Stockholder Communications

The Company encourages stockholder communications with the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of William W. Harrod, President and Chief Executive Officer of First Capital, Inc., 220 Federal Drive, N.W., Corydon, Indiana 47112. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee, James E. Nett, at the same address. All other communications should be sent to the attention of the Chairman of the Nominating Committee, J. Gordon Pendleton, also at the same address.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Capital common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on March 3, 2004. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the fiscal year ended December 31, 2003, as filed with the Securities Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on March 3, 2004 upon written request to Joel E. Voyles, Corporate Secretary, First Capital, Inc., 220 Federal Drive, N.W., Corydon, Indiana 47112.

If you are a shareholder or a beneficial owner at a shared address to which a single copy of both the proxy statement and the annual report have been delivered, Registrar and Transfer Company, the Company’s transfer agent, has undertaken on behalf of the Company to deliver to you promptly, upon written or oral request, a separate copy of this proxy statement and the annual report. If you are such a shareholder or a beneficial owner and you would like to receive your own copy of this proxy statement and the annual report, please contact Registrar and Transfer Company either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com or by mail at 10 Commerce Drive, Cranford, New Jersey 07016-3572, and indicate that you are a shareholder at a shared address and would like an additional copy of each document. If you are a recordholder and would like to receive a separate proxy statement or annual report in the future, please contact Registrar and Transfer Company at the phone number or addresses listed above. If you are a beneficial owner and would like to receive a separate proxy statement or annual report in the future, please contact your broker, bank or other nominee.

If, on the other hand, you are a multiple shareholder sharing an address and are receiving multiple copies of this proxy statement or the annual report, please contact Registrar and Transfer Company at the phone number or at any of the addresses listed above and all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future. If you are the beneficial owner, but not the recordholder, of Company shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee and all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Joel E. Voyles

Joel E. Voyles
Corporate Secretary

Corydon, Indiana

March 19, 2004

APPENDIX A

FIRST CAPITAL, INC.

First Amended and Restated

Audit Committee Charter

I.	PURPOSE

The primary function of the Audit Committee (the “Audit Committee”) of First Capital, Inc. (the “Corporation”) is to review: the integrity of the financial reports and other financial information provided by the Corporation to any governmental body or the public, including any certification, report, opinion or review performed by the Corporation’s independent accountants; the Corporation’s compliance with legal and regulatory requirements; the independent accountant’s qualifications and independence; the performance of the Corporation’s internal audit functions, its independent accountants and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Corporation’s auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission (the “SEC”) rules to be included in the Corporation’s annual proxy statement. Consistent with these functions, the Audit Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation’s policy, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s reporting process and internal control systems.

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal accounting department.

•	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

II.	COMPOSITION

1.	The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence requirements as defined in applicable Nasdaq Stock Market listing standards and applicable SEC rules and regulations.

2.	All members of the Committee must be financially literate at the time of appointment, meaning they must be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement.

3.	The members of the Committee shall be elected by the Board at the annual organization meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee shall designate a Chairperson by majority vote of the full Audit Committee membership.

4.	Audit Committee members shall not simultaneously serve on the audit committees of more than two public companies, including the Corporation.

5.	Audit Committee members may neither accept any consulting, advisory, or other compensatory fee from the Corporation, nor be affiliated with the Corporation or any of its subsidiaries except in his or her capacity as a member of the Board.

6.	At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

III.	MEETINGS

1.	The Audit Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. Additional meetings shall be scheduled as considered necessary by the Audit Committee Chairperson. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance.

2.	The Audit Committee shall meet with the independent accountants and management quarterly to review the Corporation’s financial statements.

3.	The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

4.	In meetings attended by the independent accountants or by regulatory examiners, a portion of the meeting will be reserved for the Audit Committee to meet in closed session with these parties.

5.	Written minutes shall be kept for all meetings.

IV.	RESPONSIBILITIES AND DUTIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, at least annually, and as conditions dictate.

2.	Review any regular internal reports to management prepared by the internal audit function and management’s response.

3.	Review the Corporation’s audited annual financial statements and the independent accountants’ opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein.

4.	Review and approve requests for any management consulting engagement to be performed by the Corporation’s independent accountants and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

5.	Review with financial management interim financial reports prior to the release of earnings. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

6.	Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

7.	Appoint the independent accountants considering independence and effectiveness, and be responsible for their compensation, retention and oversight (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit related work, and such independent accountants shall report directly to the Audit Committee. On an annual basis the Audit Committee shall review and discuss with the independent accountants all significant relationships the independent accountants have with the Corporation to determine their independence.

8.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

9.	Periodically consult with the independent accountants, out of the presence of management, about the Corporation’s internal auditors and financial and accounting personnel, the fullness and accuracy of the Corporation’s financial statements, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and solicit any recommendations for the improvement of such internal control procedures. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee should periodically review Corporation policy statements to determine their adherence to the Corporation’s Code of Business Conduct. As part of this review, the Audit Committee shall ensure receipt of a formal written statement from the independent accountants consistent with the standards set by the Independence Standards Board.

10.	Approve, in advance, all permissible non-audit services to be performed by the independent accountants. Such approval process will ensure that the independent accountant does not provide any non-audit services to the Corporation or the Bank that are prohibited by law or regulation. Alternatively, the Audit Committee may establish pre-approval policies and procedures with respect to permissible non-audit services to be performed by the independent accountants.

11.	Obtain and review, at least annually, a report by the independent accountants describing (A) the auditor’s internal quality control procedures, (B) any material issues raised by its most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities in the preceding five (5) years relating to an independent audit conducted by the firm and any steps taken to deal with such issues.

12.	Set clear policies for hiring employees or former employees of the independent accountants.

13.	In consultation with the independent accountants and Senior Management, review the integrity of the Corporation’s financial reporting processes, both internal and external.

14.	Consider the independent accountants’ judgment about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

15.	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices suggested by the independent accountants, management, or the internal audit function.

16.	Prepare a report for inclusion in the Corporation’s annual proxy statement, in accordance with applicable rules and regulations.

17.	Establish regular and separate systems of reporting to the Audit Committee by each of management, independent accountants, and the internal audit function regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

18.	Following the completion of the annual audit, review separately with each of management, the independent accountants and the internal audit function any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

19.	Review any significant disagreements among management and the independent accountants or internal audit function in connection with the preparation of the financial statements.

20.	Review with the independent accountants, the internal audit function and management the extent of which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

21.	Periodically consult with the internal accountants out of the presence of management and the independent accountants about the status of internal controls, the fullness and accuracy of the organization’s financial statements and any significant findings or recommendations by the internal accountant.

22.	Have in place procedures for (A) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters and (B) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

23.	Report regularly to the Board of Directors, which such report should include a review on issues relating to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance of the independent accountants, or the performance of the internal audit function.

24.	Review activities, organizational structure, and qualifications of the internal audit function.

25.	Review all legal compliance matters as they occur.

26.	Review and approve all related-party transactions.

27.	Review any legal matter that could have a significant impact on the organization’s financial statements.

28.	Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the Corporation shall provide the Audit Committee with appropriate funding as determined by the Audit Committee for payment to independent accountants and other advisors. In addition, the Corporation shall provide the Audit Committee with funding for ordinary administrative expenses of the Audit Committee.

29.	Perform any other activities consistent with this Charter, the Corporation’s Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

30.	Establish, review and update periodically a Code of Business Conduct and ensure that management has a system to enforce the Code.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct the Corporation’s audits or to determine that the Corporation’s financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

Adopted February 27, 2004.

APPENDIX B

FIRST CAPITAL, INC.

Nominating Committee Charter

I.	Purpose

The primary objectives of the Nominating Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of First Capital, Inc. (the “Company”) by: (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each annual meeting of the Company’s stockholders; (ii) ensuring that the Audit and Nominating Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II.	Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

IV.	Goals and Responsibilities

The Committee shall: (i) develop policies on the size and composition of the Board; (ii) review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iii) perform Board performance evaluations on an annual basis; and (iv) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company’s stockholders.

The Committee shall also advise the Board on (a) committee member qualifications, (b) committee member appointments and removals, (c) committee structure and operations (including authority to delegate to subcommittees), and (d) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

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The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this charter, the Company’s bylaws and governing law and regulations as the Committee or the Board deems appropriate.

V.	Performance Evaluation

The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.

VI.	Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

Adopted February 17, 2004

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REVOCABLE PROXY

FIRST CAPITAL, INC.

ANNUAL MEETING OF SHAREHOLDERS

April 21, 2004

1:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ms. Kathryn W. Ernstberger and Messrs. J. Gordon Pendleton and William W. Harrod each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Capital, Inc. (“First Capital”) owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on April 21, 2004, at 1:00 p.m., local time, at 220 Federal Drive, N.W., Corydon, Indiana, and at any and all adjournments and postponements thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

1. The election as directors of all nominees listed (except as marked to the contrary below).

Samuel E. Uhl	Michael L. Shireman
Mark D. Shireman	James E. Nett
James S. Burden

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2. The ratification of the appointment of Monroe Shine & Co., Inc. as independent auditors for First Capital for the fiscal year ending December 31, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the proposals listed only if signed and dated. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Dated:

SHAREHOLDER SIGN ABOVE

CO-HOLDER (IF ANY) SIGN ABOVE

The above signed acknowledges receipt from First Capital, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders and a Proxy Statement for the Annual Meeting.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[Company Letterhead Appears Here]

Dear ESOP Participant:

On behalf of the Board of Directors of First Capital, Inc. (the “Company”), I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to Messrs. William W. Harrod, Samuel E. Uhl and Michael C. Frederick (collectively the “Trustees”) on the proposals to be presented at the Annual Meeting of Shareholders of First Capital, Inc. to be held on April 21, 2004. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of First Capital, Inc. Shareholders and a copy of the Company’s Annual Report to Shareholders.

As a participant in the First Harrison Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your ESOP account as of March 3, 2004, the Annual Meeting record date. These allocated shares of Company common stock will be voted as directed by you; provided your instructions are received by the ESOP Trustees by April 13, 2004. The ESOP Trustees, subject to their fiduciary duties, will vote any unallocated shares of Company common stock and any allocated shares of Company common stock for which timely instructions are not provided in a manner calculated to most accurately reflect the instructions from participants regarding the shares of Company common stock allocated to participants’ accounts.

In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than April 13, 2004. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or First Harrison Bank.

Sincerely,

/s/ William W. Harrod

William W. Harrod President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that Messrs. William W. Harrod, Samuel E. Uhl and Michael C. Frederick, serving as the trustees of the First Harrison Bank Employee Stock Ownership Plan (“ESOP”), are the holders of record and custodian of all shares of First Capital, Inc. (the “Company”) common stock allocated to me under the ESOP. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on April 21, 2004.

Accordingly, please vote my shares as follows:

1.     The election as directors of all nominees listed (except as marked to the contrary below).

Samuel E. Uhl	Michael L. Shireman
Mark D. Shireman	James E. Nett
James S. Burden

FOR	VOTE WITHHELD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.    The ratification of the appointment of Monroe Shine & Co., Inc. as independent auditors for First Capital for the fiscal year ending December 31, 2004.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The ESOP Trustees are hereby authorized to vote all shares allocated to my ESOP account as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than April 13, 2004.